CAPSTEAD MORTGAGE CORPORATION
MASTER SERVICING DIVISION
COLLATERAL SUMMARY AND REMITTANCE REPORT                            EXHIBIT 28.1
FOR MONTH ENDING:  30-APR-98

DEAL REFERENCE                                           93-2A               93-2B              93-2C              93-2D
                                                   ----------------    ----------------    ----------------   ---------------
BEGINNING SECURITY BALANCE                         $  54,544,201.94    $  45,409,551.00    $ 115,227,886.21   $ 75,012,186.76
  Loans Repurchased                                              --                  --                  --                --
  Scheduled Principal Distribution                        62,188.57           46,931.37          142,424.62        463,765.18
  Additional Principal Distribution                       12,454.83            3,801.41          146,120.44         74,010.28
  Liquidations Distribution                            1,523,609.06        2,226,906.03        2,028,764.97        981,245.04
  Accelerated Prepayments                                        --                  --                  --                --
  Adjustments (Cash)                                             --                  --                  --                --
  Adjustments (Non-Cash)                                         --                  --                  --                --
  Losses/Foreclosures                                            --                  --                  --                --
  Special Hazard Account                                         --                  --                  --                --
                                                   ----------------    ----------------    ----------------   ---------------
                 Ending Security Balance           $  52,945,949.48    $  43,131,912.19    $ 112,910,576.18   $ 73,493,166.26
                                                   ================    ================    ================   ===============
INTEREST DISTRIBUTION:
Due Certificate Holders                            $     338,881.46    $     291,961.31    $     702,344.74   $    423,331.60
Compensating Interest                                      4,220.74                  --            4,401.24          3,668.66
  Trustee Fee (Tx. Com. Bk.)                                 613.62              567.60            1,440.35            937.65
  Pool Insurance Premium (PMI Mtg. Ins.)                         --                  --                  --                --
  Pool Insurance (GE Mort. Ins.)                          13,199.70           13,032.51                  --         12,076.96
  Pool Insurance (United Guaranty Ins.)                          --                  --                  --                --
  Backup for Pool Insurance (Fin. Sec. Assur.)                   --                  --                  --                --
  Special Hazard Insurance (Comm. and Ind.)                2,590.85            1,358.52                  --                --
  Bond Manager Fee (Capstead)                                863.62              756.83            1,440.35          1,093.93
  Excess Compensating Interest (Capstead)                        --            1,186.34                  --                --
  Administrative Fee (Capstead)                            1,477.21               (3.80)           4,801.27          2,344.18
  Administrative Fee (Other)                                     --                  --                  --                --
  Excess-Fees                                                    --                  --                  --                --
  Special Hazard Insurance (Aetna Casualty)                      --                  --                  --                --
  Other                                                          --              (70.10)                 --                --
                                                   ----------------    ----------------    ----------------   ---------------
                 Total Fees                               18,745.00           16,827.90            7,681.97         16,452.72
                                                   ----------------    ----------------    ----------------   ---------------
 Servicing Fee                                            18,261.26           14,120.31           30,218.83         21,237.05
 Interest on Accelerated Prepayments                             --                  --                  --                --
                                                   ----------------    ----------------    ----------------   ---------------
                 Total Interest Distribution       $     380,108.46    $     322,909.52    $     744,646.78   $    464,690.03
                                                   ================    ================    ================   ===============
LOAN COUNT                                                      205                 160                 418               317
WEIGHTED AVERAGE PASS-THROUGH RATE                      7.548421745            7.956715         7.360155635       6.830894207


DEAL REFERENCE                                        93-2E.A                93-2E.B
                                                   ---------------     ----------------
BEGINNING SECURITY BALANCE                         $ 50,306,123.46     $ 130,557,181.99
  Loans Repurchased                                             --                   --
  Scheduled Principal Distribution                      299,985.26           155,158.70
  Additional Principal Distribution                      14,824.79            20,218.13
  Liquidations Distribution                             820,932.91         2,406,106.72
  Accelerated Prepayments                                       --                   --
  Adjustments (Cash)                                            --                   --
  Adjustments (Non-Cash)                                        --                   --
  Losses/Foreclosures                                           --                   --
  Special Hazard Account                                        --                   --
                                                   ---------------     ----------------
                 Ending Security Balance           $ 49,170,380.50     $ 127,975,698.44
                                                   ===============     ================
INTEREST DISTRIBUTION:
Due Certificate Holders                            $    279,265.51     $     771,277.63
Compensating Interest                                     1,382.09             3,385.28
  Trustee Fee (Tx. Com. Bk.)                                544.98             1,414.37
  Pool Insurance Premium (PMI Mtg. Ins.)                 11,067.35            28,722.58
  Pool Insurance (GE Mort. Ins.)                                --                   --
  Pool Insurance (United Guaranty Ins.)                         --                   --
  Backup for Pool Insurance (Fin. Sec. Assur.)                  --                   --
  Special Hazard Insurance (Comm. and Ind.)                     --                   --
  Bond Manager Fee (Capstead)                               628.83             1,631.96
  Excess Compensating Interest (Capstead)                       --                   --
  Administrative Fee (Capstead)                           1,781.69             4,624.09
  Administrative Fee (Other)                                    --                   --
  Excess-Fees                                                   --                   --
  Special Hazard Insurance (Aetna Casualty)                     --                   --
  Other                                                         --                   --
                                                   ---------------     ----------------
                 Total Fees                              14,022.85            36,393.00
                                                   ---------------     ----------------
 Servicing Fee                                           14,460.87            34,325.77
 Interest on Accelerated Prepayments                            --                   --
                                                   ---------------     ----------------
                 Total Interest Distribution       $    309,131.32     $     845,381.68
                                                   ===============     ================
LOAN COUNT                                                     211                  444
WEIGHTED AVERAGE PASS-THROUGH RATE                     6.694555192          7.120217194

CAPSTEAD MORTGAGE CORPORATION
MASTER SERVICING DIVISION
COLLATERAL SUMMARY AND REMITTANCE REPORT                           EXHIBIT 28.1
FOR MONTH ENDING:  30-APR-98

DEAL REFERENCE                                                  93-2F                93-2G            93-2H.1         93-2H.2
                                                           ----------------    ----------------  ---------------  ---------------
BEGINNING SECURITY BALANCE                                 $  57,346,513.00    $ 167,852,278.78  $ 47,001,755.87  $ 28,591,376.00
  Loans Repurchased                                                      --                  --               --               --
  Scheduled Principal Distribution                                62,629.91          216,026.37        48,410.28        29,190.60
  Additional Principal Distribution                               16,689.55           69,683.70        13,480.37         5,310.42
  Liquidations Distribution                                    2,517,558.20        3,139,586.97     4,385,101.47       413,213.22
  Accelerated Prepayments                                                --                  --               --               --
  Adjustments (Cash)                                                     --                  --               --               --
  Adjustments (Non-Cash)                                                 --                  --               --               --
  Losses/Foreclosures                                                    --                  --               --               --
  Special Hazard Account                                                 --                  --               --               --
                                                           ----------------    ----------------  ---------------  ---------------
                               Ending Security Balance     $  54,749,635.34    $ 164,426,981.74  $ 42,554,763.75  $ 28,143,661.76
                                                           ================    ================  ===============  ===============

INTEREST DISTRIBUTION:

Due Certificate Holders                                    $     350,581.20    $     996,340.23  $    285,463.91  $    183,936.90
Compensating Interest                                                    --            8,726.47               --               --
  Trustee Fee (Tx. Com. Bk.)                                         716.89            1,888.34           587.52           357.39
  Pool Insurance Premium (PMI Mtg. Ins.)                          16,458.45                  --               --
  Pool Insurance (GE Mort. Ins.)                                         --                  --        13,818.51         8,205.72
  Pool Insurance (United Guaranty Ins.)                                  --                  --               --               --
  Backup for Pool Insurance (Fin. Sec. Assur.)                           --                  --               --               --
  Special Hazard Insurance (Comm. and Ind.)                        1,715.63                  --               --               --
  Bond Manager Fee (Capstead)                                        955.78            2,098.15               --         1,259.89
  Excess Compensating Interest (Capstead)                          6,635.69                  --        10,775.28         2,058.05
  Administrative Fee (Capstead)                                       (0.04)           6,993.98         1,958.40           254.24
  Administrative Fee (Other)                                             --                  --               --               --
  Excess-Fees                                                            --                  --               --               --
  Special Hazard Insurance (Aetna Casualty)                              --                  --         1,218.12           855.35
  Other                                                                0.02                  --               --            (0.12)
                                                           ----------------    ----------------  ---------------  ---------------
                                            Total Fees            26,482.42           10,980.47        28,357.83        12,990.52
                                                           ----------------    ----------------  ---------------  ---------------
 Servicing Fee                                                    18,301.72           42,441.04        14,688.15         9,608.25
 Interest on Accelerated Prepayments                                     --                  --               --               --
                                                           ----------------    ----------------  ---------------  ---------------
                           Total Interest Distribution     $     395,365.34    $   1,058,488.21  $    328,509.89  $    206,535.67
                                                           ================    ================  ===============  ===============
LOAN COUNT                                                              201                 605              168               92

WEIGHTED AVERAGE PASS-THROUGH RATE                                 7.494908         7.185365899      7.288167977         7.675201


DEAL REFERENCE                                                              93-2I            93-2I.1
                                                                       ---------------   ---------------
BEGINNING SECURITY BALANCE                                             $ 35,738,294.80   $ 32,893,038.17
  Loans Repurchased                                                                 --                --
  Scheduled Principal Distribution                                           40,957.26         32,862.56
  Additional Principal Distribution                                          (1,142.48)         2,014.66
  Liquidations Distribution                                               1,673,836.20      2,019,187.52
  Accelerated Prepayments                                                           --                --
  Adjustments (Cash)                                                           (552.19)               --
  Adjustments (Non-Cash)                                                     45,441.56                --
  Losses/Foreclosures                                                               --                --
  Special Hazard Account                                                            --                --
                                                                       ---------------   ---------------
                               Ending Security Balance                 $ 33,979,754.45   $ 30,838,973.43
                                                                       ===============   ===============

INTEREST DISTRIBUTION:

Due Certificate Holders                                                $    231,861.15   $    210,645.38
Compensating Interest                                                                                 --
  Trustee Fee (Tx. Com. Bk.)                                                    446.76            411.17
  Pool Insurance Premium (PMI Mtg. Ins.)                                                              --
  Pool Insurance (GE Mort. Ins.)                                             10,161.57          9,670.56
  Pool Insurance (United Guaranty Ins.)                                             --                --
  Backup for Pool Insurance (Fin. Sec. Assur.)                                      --                --
  Special Hazard Insurance (Comm. and Ind.)                                         --                --
  Bond Manager Fee (Capstead)                                                 1,745.27                --
  Excess Compensating Interest (Capstead)                                           --          4,110.19
  Administrative Fee (Capstead)                                                 217.25          1,370.51
  Administrative Fee (Other)                                                        --                --
  Excess-Fees                                                                       --                --
  Special Hazard Insurance (Aetna Casualty)                                   1,069.22            852.48
  Other                                                                          (0.10)               --
                                                                       ---------------   ---------------
                                            Total Fees                       13,639.97         16,414.91
                                                                       ---------------   ---------------
 Servicing Fee                                                               11,168.25         10,279.07
 Interest on Accelerated Prepayments                                                --                --
                                                                       ---------------   ---------------
                           Total Interest Distribution                 $    256,669.37   $    237,339.36
                                                                       ===============   ===============
LOAN COUNT                                                                         135               136

WEIGHTED AVERAGE PASS-THROUGH RATE                                            7.843899         7.6847403

CAPSTEAD MORTGAGE CORPORATION
MASTER SERVICING DIVISION
COLLATERAL SUMMARY AND REMITTANCE REPORT                           EXHIBIT 28.1
FOR MONTH ENDING:  30-APR-98

DEAL REFERENCE                                          93-2I.2             1995-A             1996-A              1996-B
                                                    ----------------   ---------------    ----------------   ----------------
BEGINNING SECURITY BALANCE                          $  36,084,604.98   $ 69,027,735.16    $  55,653,404.59   $ 118,115,154.31
  Loans Repurchased                                               --                --                 --                  --
  Scheduled Principal Distribution                         34,035.95          63,034.44          54,480.88         120,097.60
  Additional Principal Distribution                         3,028.16          67,727.35          18,285.67          10,447.15
  Liquidations Distribution                               924,488.55       3,952,639.61       3,948,017.66       7,420,659.26
  Accelerated Prepayments                                         --                 --                 --                 --
  Adjustments (Cash)                                              --                 --                 --                 --
  Adjustments (Non-Cash)                                          --                 --                 --                 --
  Losses/Foreclosures                                             --                 --                 --                 --
  Special Hazard Account                                          --                 --                 --                 --
                                                    ----------------   ---------------    ----------------   ----------------
                          Ending Security Balance   $  35,123,052.32   $  64,944,333.76   $  51,632,620.38   $ 110,563,950.30
                                                    ================   ================   ================   ================
INTEREST DISTRIBUTION:
Due Certificate Holders                             $     235,135.70   $     433,901.64   $     343,169.20   $     732,943.28
Compensating Interest                                             --                 --                 --                 --
                                                              451.06             575.23             695.67           1,476.44
  Trustee Fee (Tx. Com. Bk.)                               10,413.42                 --                 --          31,920.62
  Pool Insurance Premium (PMI Mtg. Ins.)                          --          25,885.40          16,028.18                 --
  Pool Insurance (GE Mort. Ins.)                                  --                 --                 --                 --
  Pool Insurance (United Guaranty Ins.)                     1,758.64                 --                 --           3,060.85
  Backup for Pool Insurance (Fin. Sec. Assur.)                    --                 --                 --                 --
  Special Hazard Insurance (Comm. and Ind.)                       --                 --                 --                 --
  Bond Manager Fee (Capstead)                                     --                 --                 --                 --
  Excess Compensating Interest (Capstead)                   1,102.63          10,680.39           8,036.36          16,073.89
  Administrative Fee (Capstead)                             1,503.51           1,836.27           2,318.97           4,921.55
  Administrative Fee (Other)                                      --                 --                 --                 --
  Excess-Fees                                                     --                 --                 --                 --
  Special Hazard Insurance (Aetna Casualty)                 1,079.54           1,581.89           1,275.39           3,415.50
  Other                                                           --                 --                 --                 --
                                                    ----------------   ---------------    ----------------   ----------------
                                       Total Fees          16,308.80          40,559.18          28,354.57          60,868.85
                                                    ----------------   ---------------    ----------------   ----------------
 Servicing Fee                                             11,276.46          21,571.14          15,440.69          34,551.87
 Interest on Accelerated Prepayments                              --                 --                 --                 --
                                                    ----------------   ---------------    ----------------   ----------------
                      Total Interest Distribution   $     262,720.96   $     496,031.96   $     386,964.46   $     828,364.00
                                                    ================   ================   ================   ================
LOAN COUNT                                                       146                305                198                399

WEIGHTED AVERAGE PASS-THROUGH RATE                       7.819479807        7.543083469        7.399422246        7.446393658


DEAL REFERENCE                                                          1996-C.1           1996-C.2
                                                                    ---------------    ---------------
BEGINNING SECURITY BALANCE                                          $ 26,761,299.63    $ 41,194,574.91
  Loans Repurchased                                                              --                 --
  Scheduled Principal Distribution                                        24,017.43          38,017.42
  Additional Principal Distribution                                        4,704.42          16,066.75
  Liquidations Distribution                                            1,040,711.24       2,837,061.01
  Accelerated Prepayments                                                        --                 --
  Adjustments (Cash)                                                             --                 --
  Adjustments (Non-Cash)                                                         --                 --
  Losses/Foreclosures                                                            --                 --
  Special Hazard Account                                                         --                 --
                                                                    ---------------    ---------------
                          Ending Security Balance                   $ 25,691,866.54    $ 38,303,429.73
                                                                    ===============    ===============
INTEREST DISTRIBUTION:
Due Certificate Holders                                             $    173,218.13    $    265,429.57
Compensating Interest                                                            --           3,895.51
                                                                             334.52             343.29
  Trustee Fee (Tx. Com. Bk.)                                                     --                 --
  Pool Insurance Premium (PMI Mtg. Ins.)                                   7,707.25                 --
  Pool Insurance (GE Mort. Ins.)                                                 --                 --
  Pool Insurance (United Guaranty Ins.)                                          --                 --
  Backup for Pool Insurance (Fin. Sec. Assur.)                                   --                 --
  Special Hazard Insurance (Comm. and Ind.)                                      --                 --
  Bond Manager Fee (Capstead)                                                    --                 --
  Excess Compensating Interest (Capstead)                                  2,282.04           2,502.36
  Administrative Fee (Capstead)                                            1,338.13             858.17
  Administrative Fee (Other)                                                     --                 --
  Excess-Fees                                                                    --                 --
  Special Hazard Insurance (Aetna Casualty)                                  613.28                 --
  Other                                                                          --                 --
                                                                    ---------------    ---------------
                                       Total Fees                         12,275.22           3,703.82
                                                                    ---------------    ---------------
 Servicing Fee                                                             8,362.94           9,731.78
 Interest on Accelerated Prepayments                                             --                 --
                                                                    ---------------    ---------------
                      Total Interest Distribution                   $    193,856.29    $    282,760.68
                                                                    ===============    ===============
LOAN COUNT                                                                      108                175

WEIGHTED AVERAGE PASS-THROUGH RATE                                      7.767251923        7.845452871

CAPSTEAD MORTGAGE CORPORATION
MASTER SERVICING DIVISION
COLLATERAL SUMMARY AND REMITTANCE REPORT                           EXHIBIT 28.1
FOR MONTH ENDING:  30-APR-98

DEAL REFERENCE                                                                       1996-C.3
                                                                                ----------------
BEGINNING SECURITY BALANCE                                                      $  45,058,468.67
  Loans Repurchased                                                                           --
  Scheduled Principal Distribution                                                     38,945.46
  Additional Principal Distribution                                                    13,047.64
  Liquidations Distribution                                                         3,761,069.00
  Accelerated Prepayments                                                                     --
  Adjustments (Cash)                                                                          --
  Adjustments (Non-Cash)                                                                      --
  Losses/Foreclosures                                                                         --
  Special Hazard Account                                                                      --
                                                                                ----------------
                      Ending Security Balance                                   $  41,245,406.57
                                                                                ================
INTEREST DISTRIBUTION:
Due Certificate Holders                                                         $     275,552.05
Compensating Interest                                                                         --

  Trustee Fee (Tx. Com. Bk.)                                                              375.49
  Pool Insurance Premium (PMI Mtg. Ins.)                                                      --
  Pool Insurance (GE Mort. Ins.)                                                              --
  Pool Insurance (United Guaranty Ins.)                                                16,784.28
  Backup for Pool Insurance (Fin. Sec. Assur.)                                                --
  Special Hazard Insurance (Comm. and Ind.)                                                   --
  Bond Manager Fee (Capstead)                                                          10,181.25
  Excess Compensating Interest (Capstead)                                               8,056.42
  Administrative Fee (Capstead)                                                         1,790.44
  Administrative Fee (Other)                                                                  --
  Excess-Fees                                                                                 --
  Special Hazard Insurance (Aetna Casualty)                                             1,302.95
  Other                                                                                       --
                                                                                ----------------
                      Total Fees                                                       38,490.83
                                                                                ----------------
 Servicing Fee                                                                         14,080.81
 Interest on Accelerated Prepayments                                                          --
                                                                                ----------------
                      Total Interest Distribution                               $     328,123.69
                                                                                ================
LOAN COUNT                                                                                   191
WEIGHTED AVERAGE PASS-THROUGH RATE                                                      7.609667